UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 15, 2010

CRACKER BARREL OLD COUNTRY STORE, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On June 15, 2010, Cracker Barrel Old Country Store, Inc. (the “Company”) issued the press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and that is incorporated by reference into this Item, announcing that the Company will present at the Jefferies 2010 Global Consumer Conference to be held on June 22, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2010	CRACKER BARREL OLD COUNTRY
STORE, INC.

	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary
and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated June 15, 2010 (furnished only)